United States
Securities And Exchange Commission

Washington, D.C. 20549

_________________

FORM 8—K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

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Date of report (date of earliest event reported):  May 5, 2006

SIGNALIFE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-111683 (Commission File Number)	87-0441351 (I.R.S. Employer Identification No.)

531 Main Street

Suite 301

Greenville, South Carolina 29601

(864) 233-2300

(Address of principal executive offices) (Zip Code)
(Registrant's telephone number, including area code:)

N/A

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Signalife, Inc. (“we”, “our company” or “Signalife”) files this report on Form 8-K to report the following transactions or events:

Section 5 — Corporate Governance and Management

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 5, 2006, we filed with the Delaware Secretary of State a restatement of our certificate of incorporation by which we consolidated all relevant prior provisions into a single restated certificate of incorporation, and update that instrument to comport to changes in Delaware law, including allowing the elimination of monetary liability of directors to the maximum extent allowed under Section 102 of the Delaware general corporation law.  Concurrently, we restated our bylaws to incorporate provisions more consistent with those required of a public company, and to otherwise update the bylaws to comport to changes in Delaware general corporate law, such as electronic communications.

Section 9 — Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits

(c)

Exhibits:

99.1

Restated Certificate of Incorporation

99.2

Restate Bylaws

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Greenville, South Carolina, this 8th day of May, 2006.

SIGNALIFE, INC., a Delaware corporation
By:	/s/ Pamela M. Bunes
Pamela M. Bunes President and Chief Executive Officer (principal executive officer)